UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03031

Morgan Stanley Tax Free Daily Income Trust

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)

Kevin Klingert

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: 201-830-8802

Date of fiscal year end: December 31, 2012

Date of reporting period: June 30, 2012

Item 1—Report to Shareholders

Trustees

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairperson of the Board

Kevin Klingert

President and Principal Executive Officer

Mary Ann Picciotto

Chief Compliance Officer

Stefanie V. Chang Yu

Vice President

Francis J. Smith

Treasurer and Principal Financial Officer

Mary E. Mullin

Secretary

Transfer Agent

Morgan Stanley Services Company, Inc.

P.O. Box 219886

Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund’s Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2012 Morgan Stanley

DSTSAN
IU12-01748P-Y06/12

INVESTMENT MANAGEMENT

Morgan Stanley

Tax-Free Daily Income Trust

Semiannual

Report

June 30, 2012

Morgan Stanley Tax-Free Daily Income Trust

Table of Contents

Welcome Shareholder	3
Fund Report	4
Expense Example	7
Investment Advisory Agreement Approval	8
Portfolio of Investments	11
Statement of Assets and Liabilities	18
Statement of Operations	18
Statements of Changes in Net Assets	19
Notes to Financial Statements	20
Financial Highlights	26
U.S. Privacy Policy	27

Welcome Shareholder,

We are pleased to provide this semiannual report, in which you will learn how your investment in Morgan Stanley Tax-Free Daily Income Trust performed during the latest six-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today’s financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the six months ended June 30, 2012

Market Conditions

Risk aversion and liquidity remained the theme among investors, given the amount of uncertainty around financial institutions and troubled European sovereigns. Credit rating agency Moody’s delayed the final review for downgrade of global banks to late-June 2012, as an unexpected loss by J.P.Morgan left many observers wondering who else may have similar situations. Growing concern around the European financial crisis coupled with heavy seasonal outflows going into Tax Season pushed the Securities Industry and Financial Markets Association (SIFMA) Index, an index representing the weekly interest rate resets of tax-exempt variable rate issues, to a high of 0.26 percent on April 18.

State and local tax collections rose in the first half of 2012 as an expanding economy and tax increases passed during the recession eased city and state budget woes. While state tax revenue has improved considerably over the past year, local governments continued to struggle in large part because of falling property values. State governments collect most of their revenue from sales and income taxes, which typically fall fast in response to recessions but also snap back quickly. Most municipalities have shown both an ability and willingness to cut expenditures, as states, cities and school districts are trimming their payrolls in a cost-cutting effort that has helped to improve the financial condition of state and local governments. As a result of these efforts, 2011 spending reflects a new baseline for most states with service dialed back to fiscal year 2007 levels.

June 30, 2012 marked the end of most state and local governments’ fiscal years. Almost all state and local governments are required by their constitutions or charters to pass balanced budgets. While it may be difficult politically, simply practicing fiscal austerity should be enough for states to overcome near-term fiscal challenges.

Refunding momentum continued to drive strong municipal bond issuance in the first half of 2012. Refundings were up 137 percent through the first half of 2012, compared to the same period last year. Issuance totaled $190.5 billion through the first half of 2012, versus $117 billion through the first half of 2011. June 2012 issuance climbed 27 percent from the same month a year ago. However, variable rate demand note (VRDN) issuance remained light with year-to-date issuance at $5.37 billion versus $5.19 billion, a 3.5 percent increase from the same month a year ago.

Performance Analysis

As of June 30, 2012, Morgan Stanley Tax-Free Daily Income Trust had net assets of approximately $2.0 billion and an average portfolio maturity of 14 days. For the six-month period ended June 30, 2012, the Fund provided a total return of 0.00 percent. For the seven-day period ended June 30, 2012, the Fund provided an effective annualized yield of 0.01 percent (subsidized) and -0.34 percent (non-subsidized) and a current yield of 0.01 percent (subsidized) and -0.36 percent (non-subsidized), while its 30-day moving average yield for June was 0.01 percent (subsidized) and -0.35 percent (non-subsidized). Yield quotations more closely reflect the current earnings of the Fund. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

In light of continuing market disruptions, the ongoing debate surrounding how Europe will resolve its many fiscal challenges and the concern about credit ratings assigned to many of the largest global financial institutions, we believe it is clearly a time for careful diligence and diversification of investment portfolios. Protecting the safety and liquidity of the portfolio’s assets remains our first priority. In the recent uncertain markets, our emphasis has been on managing exposure to institutions under stress.

Recent economic data has been sending mixed signals and many investors are likely to continue to tread cautiously. Barring any unexpected shocks to the market, rates are likely to remain low into 2013. During this period of continuing uncertainty, we will maintain a watchful eye on state and local economies.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION as of 06/30/12
Weekly Variable Rate Bonds	70.5%
Daily Variable Rate Bonds	13.9
Commercial Paper	9.6
Put Option Bonds	2.2
Closed-End Investment Companies	2.2
Municipal Bonds & Notes	1.6

MATURITY SCHEDULE as of 06/30/12
1 – 30 Days	93.7%
31 – 60 Days	2.7
61 – 90 Days	1.0
91 – 120 Days	0.0
121 + Days	2.6

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition and maturity schedule are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will invest in high quality, short-term securities that are normally municipal obligations that pay interest exempt from federal income taxes. The Adviser seeks to maintain the Fund’s share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/12 – 06/30/12.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchange fees.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/12	06/30/12	01/01/12 – 06/30/12
Actual (0.00% return)	$1,000.00	$1,000.00	$0.75
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.12	$0.75

@	Expenses are equal to the Fund’s annualized expense ratio of 0.15% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). If the fund had borne all of its expenses, the annualized expense ratio would have been 0.53%.

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2011, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was below its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the Fund’s management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that (i) the Fund’s performance was acceptable, and (ii) the Fund’s management fee and total expense ratio were competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which includes breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser’s costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the

Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Tax-Free Daily Income Trust

Portfolio of Investments■June 30, 2012 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE

	Weekly Variable Rate Bonds (70.7%)
	Arizona Health Facilities Authority,
$1,000	Banner Health Ser 2008 D ROCs II-R Ser 11687 (c)	0.20%	07/06/12	07/01/25	$1,000,000
9,845	Banner Health Ser 2008 G	0.17	07/06/12	01/01/29	9,845,000
35,000	California Health Facilities Financing Authority, Kaiser Permanente Ser 2006 C	0.15	07/06/12	06/01/41	35,000,000
	California Statewide Communities Development Authority,
29,885	Gas Supply Sacramento Municipal Utility District Ser 2010	0.17	07/06/12	11/01/40	29,885,000
27,200	Kaiser Permanente Ser 2002 E	0.14	07/06/12	11/01/36	27,200,000
1,915	Cape Girardeau County Industrial Development Authority, MO, St. Francis Medical Center Ser 2009 B	0.17	07/06/12	06/01/39	1,915,000
	Capital Beltway Funding Corporation of Virginia,
21,400	Senior Lien Toll I-495 Hot Lanes Ser 2008 C	0.12	07/06/12	12/31/47	21,400,000
14,000	Senior Lien Toll I-495 Hot Lanes Ser 2008 D	0.12	07/06/12	12/31/47	14,000,000
54,015	Central Plains Energy Project, NE, Gas Project No. 2 Ser 2009	0.18	07/06/12	08/01/39	54,015,000
60,190	Charlotte, NC, Water & Sewer System Ser 2006 B	0.15	07/06/12	07/01/36	60,190,000
	Colorado Springs, CO,
33,225	Utilities System Sub Lien Ser 2004 A	0.25	07/06/12	11/01/23	33,225,000
10,000	Utilities System Sub Lien Ser 2006 A	0.18	07/06/12	11/01/25	10,000,000
29,580	Utilities System Sub Lien Ser 2007 A	0.18	07/06/12	11/01/37	29,580,000
20,000	Utilities System Sub Lien Ser 2007 B	0.17	07/06/12	11/01/26	20,000,000
4,500	Dallas Area Rapid Transit, TX, Sales Tax Ser 2008 ROCs II-R Ser 11541 (c)	0.20	07/06/12	06/01/16	4,500,000
4,210	Derry Township Industrial & Commercial Development Authority, PA, Hotel Tax Arena Ser 2000 A	0.17	07/06/12	11/01/30	4,210,000
4,340	Fairfax County Industrial Development Authority, VA, Inova Health System Foundation Ser 2000	0.18	07/06/12	01/01/30	4,340,000
1,000	Florida State Board of Education, FL, Capital Outlay Ser 2005 G ROCs II-R Ser 12017 (c)	0.19	07/06/12	10/15/16	1,000,000
5,500	Franklin County, OH, OhioHealth Corp. Ser 2009 A	0.15	07/06/12	11/15/41	5,500,000
	Gainesville, FL,
29,345	Utilities System 2007 Ser A	0.18	07/06/12	10/01/36	29,345,000
30,900	Utilities System 2008 Ser B	0.17	07/06/12	10/01/38	30,900,000
11,200	Golden Empire Schools Financing Authority, CA, Kern High School District Ser 2012	0.63	07/06/12	05/01/13	11,200,000
10,000	Harris County Industrial Development Corporation, TX, Baytank, Inc., Ser 1998	0.18	07/06/12	02/01/20	10,000,000
	Highlands County Health Facilities Authority, FL,
3,300	Adventist Health System/Sunbelt Obligated Group Ser 2003 C	0.14	07/06/12	11/15/21	3,300,000
1,000	Adventist Health System/Sunbelt Obligated Group Ser 2005 I	0.14	07/06/12	11/15/29	1,000,000

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Portfolio of Investments■June 30, 2012 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE

$1,000	Adventist Health System/Sunbelt Obligated Group Ser 2005 I	0.15%	07/06/12	11/15/27	$1,000,000
985	Adventist Health System/Sunbelt Obligated Group Ser 2006 B-2	0.16	07/06/12	11/15/30	985,000
38,575	Adventist Health System/Sunbelt Obligated Group Ser 2007 A-1	0.14	07/06/12	11/15/33	38,575,000
3,000	Adventist Health System/Sunbelt Obligated Group Ser 2007 A-2	0.14	07/06/12	11/15/37	3,000,000
26,400	Houston, TX, Combined Utility System First Lien Ser 2004 B4	0.16	07/06/12	05/15/34	26,400,000
11,000	Idaho Health Facilities Authority, St. Luke’s Health System Ser 2009 B	0.18	07/06/12	11/01/43	11,000,000
	Illinois Toll Highway Authority,
20,000	Toll Highway Senior Priority Ser 2007 A-1B	0.19	07/06/12	07/01/30	20,000,000
22,500	Toll Highway Senior Priority Ser 2007 A-2B	0.19	07/06/12	07/01/30	22,500,000
24,700	Indiana Finance Authority, Trinity Health Ser 2008 D-1	0.14	07/06/12	12/01/34	24,700,000
2,000	Indiana Health Facility Financing Authority, Ascension Health Ser 2003 E-6	0.16	07/06/12	11/15/39	2,000,000
10,000	Iowa Higher Education Loan Authority, Grinnell College Ser 2008	0.18	07/06/12	06/01/23	10,000,000
21,825	J P Morgan Chase & Co., IL, Illinois Finance Authority University of Chicago Medical Center Ser 2011 C PUTTERs Ser 3907 (c)	0.20	07/06/12	02/15/19	21,825,000
	JEA, FL,
22,395	District Energy System Ser 2004 A	0.18	07/06/12	10/01/34	22,395,000
20,000	Water & Sewer System Subser 2008 A-2	0.17	07/06/12	10/01/42	20,000,000
10,000	Kansas Department of Transportation, Highway Ser 2008 A-4	0.15	07/06/12	09/01/14	10,000,000
3,170	King County, WA, Limited Tax Sewer Ser 2010 A	0.12	07/06/12	01/01/40	3,170,000
23,800	Loudoun County Industrial Development Authority, VA, Howard Hughes Medical Institute Ser 2003 A	0.13	07/06/12	02/15/38	23,800,000
1,000	Main Street Natural Gas, Inc., GA, Gas Ser 2010 A	0.18	07/06/12	08/01/40	1,000,000
1,000	Maryland Economic Development Corporation, Howard Hughes Medical Institute Ser 2008 A	0.14	07/06/12	02/15/43	1,000,000
6,400	Massachusetts, Refg 1997 Ser B	0.17	07/06/12	08/01/15	6,400,000
19,400	Massachusetts Department of Transportation, Metropolitan Highway System Contract Assistance Ser 2010 A-2	0.15	07/06/12	01/01/37	19,400,000
	Massachusetts Health & Educational Facilities Authority,
29,900	Massachusetts Institute of Technology Ser J-1	0.14	07/06/12	07/01/31	29,900,000
20,000	Massachusetts Institute of Technology Ser J-2	0.15	07/06/12	07/01/31	20,000,000
	Massachusetts Water Resources Authority,
20,000	Gen Ser 2008 A-1	0.16	07/06/12	08/01/37	20,000,000
20,000	Gen Ser 2008 A-2	0.14	07/06/12	08/01/37	20,000,000
31,200	Gen Ser 2008 A-3	0.15	07/06/12	08/01/37	31,200,000
2,500	Gen Ser 2008 C-2	0.15	07/06/12	11/01/26	2,500,000
20,000	Gen Ser 2008 F	0.11	07/06/12	08/01/29	20,000,000

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Portfolio of Investments■June 30, 2012 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE

$6,500	Mesa, AZ, Utility Systems Ser 2011 ROCs II-R Ser 11959X (c)	0.19%	07/06/12	01/01/19	$6,500,000
25,000	Michigan Finance Authority, Unemployment Obligation Assessment Ser 2012 C	0.22	07/06/12	07/01/24	25,000,000
31,200	Michigan Hospital Finance Authority, Trinity Health Credit Group Ser 2005 F	0.14	07/06/12	11/01/18	31,200,000
975	Milwaukee Redevelopment Authority, WI, University of Wisconsin-Milwaukee-Kenilworth Ser 2005	0.18	07/06/12	09/01/40	975,000
2,500	Missouri Health & Educational Facilities Authority, BJC Health System Ser 2008 D	0.13	07/06/12	05/15/38	2,500,000
	Mobile Downtown Redevelopment Authority, AL,
10,000	Gulf Opportunity Zone Austal USA LLC Ser 2011 A	0.19	07/06/12	05/01/41	10,000,000
10,000	Gulf Opportunity Zone Austal USA LLC Ser 2011 B	0.19	07/06/12	05/01/41	10,000,000
6,000	Murray City, UT, IHC Health Services Inc Ser 2003 B	0.15	07/06/12	05/15/36	6,000,000
5,390	New Mexico Finance Authority, Sub Lien Ser 2008 Subser B-1	0.13	07/06/12	12/15/26	5,390,000
11,820	New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services Ser 2008	0.17	07/06/12	08/01/34	11,820,000
12,965	New Mexico Municipal Energy Acquisition Authority, Gas Supply Ser 2009	0.18	07/06/12	11/01/39	12,965,000
	New York City Municipal Water Finance Authority, NY,
30,000	2000 Ser C	0.17	07/06/12	06/15/33	30,000,000
32,000	Second General Fiscal 2010 Ser CC	0.14	07/06/12	06/15/41	32,000,000
	New York City Transitional Finance Authority, NY,
35,000	Future Tax Fiscal 2010 Ser F Subser F-5	0.18	07/06/12	02/01/35	35,000,000
12,700	New York City, NY, Fiscal 2004 Subser H-2	0.14	07/06/12	03/01/34	12,700,000
3,310	North Carolina Medical Care Commission, FirstHealth of the Carolinas Ser 2008 A	0.16	07/06/12	10/01/28	3,310,000
17,940	Ohio, Common Schools Ser 2006 B	0.15	07/06/12	06/15/26	17,940,000
3,915	Oregon Facilities Authority, PeaceHealth Ser 2008 A	0.13	07/06/12	08/01/34	3,915,000
1,250	Pinellas County Health Facilities Authority, FL, Baycare Health System Ser 2009 A-2	0.17	07/06/12	11/01/38	1,250,000
12,800	RBC Municipal Products Trust, Inc., CA, Contra Costa Transportation Authority Sales Tax Ser 2010 Floater Certificates Ser E-17 (c)	0.18	07/06/12	03/01/34	12,800,000
12,000	RBC Municipal Products Trust, Inc., IN, Indiana Finance Authority Indiana University Health Ser 2011 L&M Floater Certificates Ser E-23 (c)	0.18	07/06/12	03/01/36	12,000,000
	RBC Municipal Products Trust, Inc., PA,
9,970	Berks County Municipal Authority Reading Hospital & Medical Center Ser 2008 Floater Certificates Ser C-15 (c)	0.18	07/06/12	11/01/12	9,970,000
17,720	Pennsylvania State Turnpike Commission Ser 2011 C-1 Floater Certificates Ser E-22 (c)	0.18	07/06/12	12/01/38	17,720,000

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Portfolio of Investments■June 30, 2012 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE

$10,000	RBC Municipal Products Trust, Inc., TX, Houston Combined Utility System First Lien Ser 2010 B Floater Certificates Ser E-14 (c)	0.18%	07/06/12	05/15/34	$10,000,000
1,035	Rhinelander, WI, YMCA of the Northwoods Ser 2006	0.18	07/06/12	05/01/32	1,035,000
20,000	San Antonio, TX, Electric & Gas Systems Jr. Lien Ser 2003	0.18	07/06/12	02/01/33	20,000,000
1,665	Sevier County Public Building Authority, TN, Local Government Public Improvement Ser VI-A-1	0.19	07/06/12	06/01/29	1,665,000
10,000	Sheridan Redevelopment Agency, CO, Tax Incremental South Santa Fe Drive Corridor Ser 2011 A-1	0.22	07/06/12	12/01/29	10,000,000
2,485	South Carolina Educational Facilities Authority, Goodwill Industries Ser 2006	0.19	07/06/12	09/01/28	2,485,000
1,130	Southcentral Pennsylvania General Authority, PA, WellSpan Health Series 2008 A ROCs II-R Ser 11686 (c)	0.19	07/06/12	12/01/24	1,130,000
	Texas Transportation Commission,
2,710	Mobility Fund Ser 2005-B	0.18	07/06/12	04/01/30	2,710,000
28,800	Mobility Fund Ser 2006 Eagle #20060126 Class A (c)	0.18	07/06/12	04/01/35	28,800,000
10,000	Mobility Fund Ser 2007 Eagle #20070090 Class A (c)	0.18	07/06/12	04/01/37	10,000,000
41,940	University of Michigan Regents, General Ser 2008 B	0.13	07/06/12	04/01/28	41,940,000
22,760	University of Texas Regents, Permanent University Fund Ser 2008 A	0.10	07/06/12	07/01/37	22,760,000
7,365	Utah Water Finance Agency, Ser 2008 B	0.18	07/06/12	10/01/37	7,365,000
22,700	Wells Fargo Stage Trust, UT, Riverton IHC Health Services, Inc., Ser 2012 A Stage Trust Ser 2012-33C (c)	0.19	07/06/12	05/15/39	22,700,000
3,465	Westminster Economic Development Authority, CO, Tax Increment Mandalay Gardens Urban Renewal Ser 2009	0.19	07/06/12	12/01/28	3,465,000
3,000	Wisconsin Health & Educational Facilities Authority, Concordia University, Inc., Ser 2009	0.19	07/06/12	05/01/39	3,000,000

	Total Weekly Variable Rate Bonds (Cost $1,385,310,000)				1,385,310,000

	Daily Variable Rate Bonds (13.9%)
	Chicago, IL,
18,700	Refg Ser 2005 D-1	0.17	07/02/12	01/01/40	18,700,000
21,600	Refg Ser 2005 D-2	0.17	07/02/12	01/01/40	21,600,000
3,100	Harris County Cultural Education Facilities Financing Corporation, TX, Methodist Hospital System Ser 2008 C-1	0.16	07/02/12	12/01/24	3,100,000
	JP Morgan Chase & Co., CA,
40,000	Los Angeles Ser 2011 TRANs PUTTERs Ser 3930 (c)	0.18	07/02/12	08/12/12	40,000,000
13,660	Los Angeles Ser 2011 TRANs PUTTERs Ser 3931 (c)	0.18	07/02/12	08/12/12	13,660,000
	JP Morgan Chase & Co., TX,
24,000	Texas Ser 2011 TRANs PUTTERs Ser 3945 (c)	0.18	07/02/12	08/30/12	24,000,000
25,000	Texas Ser 2011 TRANs PUTTERs Ser 3953 (c)	0.18	07/02/12	08/30/12	25,000,000
42,490	Massachusetts, Central Artery Ser 2000 A	0.30	07/02/12	12/01/30	42,490,000
7,090	Massachusetts Health & Educational Facility Authority, Harvard University Ser 2005 C ROCs II-R Ser 10390 (c)	0.20	07/02/12	01/15/14	7,090,000

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Portfolio of Investments■June 30, 2012 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE

$33,400	New York City Municipal Water Finance Authority, NY, Second General Fiscal 2007 Ser CC-1	0.15%	07/02/12	06/15/38	$33,400,000
20,000	New York City Transitional Finance Authority, NY, Future Tax Fiscal 2010 Ser G Subser G-5	0.17	07/02/12	05/01/34	20,000,000
23,000	New York City, NY, Fiscal 2008 Ser J Subser J-3	0.17	07/02/12	08/01/23	23,000,000

	Total Daily Variable Rate Bonds (Cost $272,040,000)				272,040,000

		COUPON RATE	YIELD TO MATURITY ON DATE OF PURCHASE
	Commercial Paper (9.6%)
25,000	Austin, TX, Combined Utility Systems Ser A	0.26%	0.26%	07/02/12	25,000,000
	Harris County Cultural Education Facilities Finance Corporation, TX,
10,000	Methodist Hospital System Ser 2009 C-1	0.20	0.20	09/05/12	10,000,000
5,000	Methodist Hospital System Ser 2009 C-1	0.28	0.28	07/10/12	5,000,000
20,000	Methodist Hospital System Ser 2009 C-1	0.30	0.30	07/25/12	20,000,000
5,000	Methodist Hospital System Ser 2009 C-2	0.22	0.22	12/05/12	5,000,000
21,500	Harris County, TX, Notes Ser C	0.26	0.26	07/05/12	21,500,000
10,000	Howard County, MD, Ser 2011 BANs	0.22	0.22	07/26/12	10,000,000
5,000	Indiana Finance Authority, Trinity Health Ser 2008 D-2	0.17	0.17	07/19/12	5,000,000
	JEA, FL,
4,000	Electric System Sub Ser 2000 F-1	0.20	0.20	07/19/12	4,000,000
10,000	Electric System Sub Ser 2001 C	0.20	0.20	08/30/12	10,000,000
20,000	Las Vegas Valley Water District, NV, Water Ser 2004 A	0.20	0.20	07/24/12	20,000,000
28,000	Lincoln, NE, Lincoln Electric System Ser 1995	0.20	0.20	08/20/12	28,000,000
15,000	Montgomery County, MD, 2010 Ser A BANs	0.21	0.21	07/09/12	15,000,000
	Nebraska Public Power District,
5,000	Ser A Notes	0.22	0.22	08/22/12	5,000,000
5,000	Ser A Notes	0.22	0.22	08/29/12	5,000,000

	Total Commercial Paper (Cost $188,500,000)				188,500,000

		COUPON RATE (a)	DEMAND DATE (b)
	Put Option Bonds (2.3%)
500	Fairfax County Industrial Development Authority, VA, Inova Health System Window Ser 2020 A-1	0.30%	01/25/13	05/15/39	500,000
2,000	Illinois Finance Authority, Advocate Health Care Window Ser 2011 B	0.30	01/25/13	04/01/51	2,000,000
2,000	Kentucky Economic Development Finance Authority, Catholic Health Initiatives Window Ser 2011 B-1	0.28	01/25/13	02/01/46	2,000,000
2,100	Kentucky Economic Development Finance Authority, Catholic Health Initiatives Window Ser 2011 B-3	0.28	01/25/13	02/01/46	2,100,000

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Portfolio of Investments■June 30, 2012 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE (a)	DEMAND DATE (b)	MATURITY DATE	VALUE

$555	Massachusetts Bay Transportation Authority, Senior Sales Tax Window Ser 2010 A	0.27%	01/25/13	07/01/30	$555,000
14,000	New York Liberty Development Corporation, NY, Recovery Zone 3 World Trade Center Ser 2010 A-1	0.30	11/08/12	12/01/50	14,000,000
205	Norfolk Economic Development Authority, VA, Sentara Healthcare Window Ser 2010 B	0.30	01/25/13	11/01/34	205,000
250	Norfolk Economic Development Authority, VA, Sentara Healthcare Window Ser 2010 C	0.30	01/25/13	11/01/34	250,000
4,445	Norfolk Economic Development Authority, VA, Sentara Healthcare Window Ser 2012 A	0.26	01/25/13	11/01/34	4,445,000
5,000	Orlando Utilities Commission, FL, Utility System Window Ser 2011 A	0.29	01/25/13	10/01/27	5,000,000
5,000	RBC Municipal Products Trust, Inc., MN, Minneapolis Fairview Health Services Ser 2010 C&D Floater Certificates Ser E-19 (c)	0.18	07/06/12	06/13/13	5,000,000
8,000	Tarrant County Cultural Education Facilities Finance Corporation, TX, Baylor Health Care System Window Ser 2011 B	0.31	01/25/13	11/15/50	8,000,000

	Total Put Option Bonds (Cost $44,055,000)				44,055,000

	Closed-End Investment Companies (2.2%)
7,600	Nuveen Insured Premium Income Municipal Fund 2, VRDP Ser 2 (AMT) (c)	0.31	07/06/12	06/01/40	7,600,000
12,000	Nuveen Premier Municipal Income Fund, Inc., VRDP Ser 1-1277 (AMT) (c)	0.30	07/06/12	05/05/41	12,000,000
23,000	Nuveen Select Quality Municipal Fund, Inc., VRDP Ser 1-2525 (AMT) (c)	0.30	07/06/12	05/05/41	23,000,000

	Total Closed-End Investment Companies (Cost $42,600,000)				42,600,000

		COUPON RATE	YIELD TO MATURITY ON DATE OF PURCHASE
	Municipal Bonds & Notes (1.6%)
7,000	Kentucky Rural Water Finance Corporation, Public Projects Construction Notes Ser D-2011-1, dtd 11/01/11	1.25%	0.55%	11/01/12	7,016,530
	Los Angeles County Schools Pooled Financing Program, CA,
7,600	Pooled 2011-2012 Ser B-2 TRANs, dtd 03/01/12	2.00	0.35	12/31/12	7,662,859
4,800	Pooled 2011-2012 Ser B-3 TRANs, dtd 03/01/12	2.00	0.45	01/31/13	4,843,430
1,000	Minnesota Rural Water Finance Authority, Public Projects Construction Notes Ser 2012, dtd 03/01/12	1.25	0.40	03/01/13	1,005,655
10,000	New York State Thruway Authority, General Ser 2011 BANs, dtd 07/13/11	2.00	0.35	07/12/12	10,005,389

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Portfolio of Investments■June 30, 2012 (unaudited)  continued

PRINCIPAL AMOUNT (000)		COUPON RATE	YIELD TO MATURITY ON DATE OF PURCHASE	MATURITY DATE	VALUE

$1,000	North Dakota Rural Water Finance Corporation, Public Projects Construction Notes Ser 2012 B-1, dtd 06/28/12	0.37%	0.37%	07/01/13	$1,000,000

	Total Municipal Bonds & Notes (Cost $31,533,863)				31,533,863

	Total Investments (Cost $1,964,038,863)			100.3%	1,964,038,863
	Liabilities in Excess of Other Assets			(0.3)	(4,979,274)

	Net Assets			100.0%	$1,959,059,589

AMT	Alternative Minimum Tax.
BANs	Bond Anticipation Notes.
PUTTERS	Puttable Tax-Exempt Receipts.
ROCs	Reset Option Certificates.
TRANs	Tax and Revenue Anticipation Notes.
VRDP	Variable Rate Demand Preferred.
(a)	Rate shown is the rate in effect at June 30, 2012.
(b)	Date on which the principal amount can be recovered through demand.
(c)	144A security – Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2012 (unaudited)

Assets:
Investments in securities, at value (cost $1,964,038,863)	$1,964,038,863
Cash	64,990
Receivable for:
Shares of beneficial interest sold	17,730,893
Investments sold	1,985,000
Interest	789,236
Prepaid expenses and other assets	169,843

Total Assets	1,984,778,825

Liabilities:
Payable for:
Shares of beneficial interest redeemed	25,224,614
Transfer agent fee	155,380
Advisory fee	134,089
Administration fee	78,477
Accrued expenses and other payables	126,676

Total Liabilities	25,719,236

Net Assets	$1,959,059,589

Composition of Net Assets:
Paid-in-capital	$1,959,069,215
Dividends in excess of net investment income	(59,732)
Accumulated undistributed net realized gain	50,106

Net Assets	$1,959,059,589

Net Asset Value Per Share
1,958,977,830 shares outstanding (unlimited shares authorized of $0.01 par value)	$1.00

Statement of Operations

For the six months ended June 30, 2012 (unaudited)

Net Investment Income:

Interest	$1,679,248

Dividends from affiliate (Note 5)	202

Total Income	1,679,450

Expenses

Advisory fee (Note 3)	3,493,980

Shareholder services fee (Note 4)	1,025,169

Administration fee (Note 3)	512,585

Transfer agent fees and expenses	172,125

Professional fees	37,467

Custodian fees	34,698

Trustees’ fees and expenses	31,015

Shareholder reports and notices	26,371

Registration fees	10,884

Other	82,635

Total Expenses	5,426,929

Less: amounts waived/reimbursed (Note 4)	(3,849,358)

Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(1,080)

Net Expenses	1,576,491

Net Investment Income	102,959

Net Realized Gain	8,816

Net Increase	$111,775

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Financial Statements  continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED JUNE 30, 2012	FOR THE YEAR ENDED DECEMBER 31, 2011
	(unaudited)
Increase (Decrease) in Net Assets:

Operations:
Net investment income	$102,959	$150,775
Net realized gain	8,816	42,986

Net Increase	111,775	193,761

Dividends to shareholders from net investment income	(102,794)	(150,966)
Net increase (decrease) from transactions in shares of beneficial interest	(140,102,731)	1,861,138,012

Net Increase (Decrease)	(140,093,750)	1,861,180,807

Net Assets:
Beginning of period	2,099,153,339	237,972,532

End of Period
(Including dividends in excess of net investment income of $59,732 and $59,897, respectively)	$1,959,059,589	$2,099,153,339

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

Notes to Financial Statements ■ June 30, 2012 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Tax-Free Daily Income Trust (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund’s investment objective is to provide a high level of daily income which is exempt from federal income tax, consistent with stability of principal and liquidity. The Fund was incorporated in Maryland on March 24, 1980, commenced operations on February 20, 1981 and reorganized as a Massachusetts business trust on April 30, 1987.

The following is a summary of significant accounting policies:

A. Valuation of Investments — Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. Investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to shareholders as of the close of each business day.

D. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

E. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish

Morgan Stanley Tax-Free Daily Income Trust

Notes to Financial Statements ■ June 30, 2012 (unaudited)  continued

classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•

Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2012.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Weekly Variable Rate Bonds	$—	$1,385,310,000	$—	$1,385,310,000
Daily Variable Rate Bonds	—	272,040,000	—	272,040,000
Commercial Paper	—	188,500,000	—	188,500,000
Put Option Bonds	—	44,055,000	—	44,055,000
Closed-End Investment Companies	—	42,600,000	—	42,600,000
Municipal Bonds & Notes	—	31,533,863	—	31,533,863
Total Assets	$—	$1,964,038,863	$—	$1,964,038,863

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2012, the Fund did not have any investments transfer between investment levels.

3. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Management Inc. (the “Adviser”), the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.45% to the portion of the daily net assets not exceeding $500 million; 0.375% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.325% to the portion of the daily net assets

Morgan Stanley Tax-Free Daily Income Trust

Notes to Financial Statements ■ June 30, 2012 (unaudited)  continued

exceeding $750 million but not exceeding $1 billion; 0.30% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.275% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.25% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.225% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; 0.20% to the portion of the daily net assets exceeding $3 billion but not exceeding $15 billion; and 0.199% to the portion of the daily net assets exceeding $15 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.05% to the Fund’s daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

The Adviser has agreed to cap the Fund’s operating expenses by assuming the Fund’s “other expenses” and/or waiving the Fund’s advisory fees, and the Administrator has agreed to waive the Fund’s administrative fees, to the extent that such operating expenses exceed 0.60% of the average daily net assets of the Fund on an annualized basis. These fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund’s Board of Trustees acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems such action is appropriate.

4. Shareholder Services Plan

Pursuant to a Shareholder Services Plan (the “Plan”), the Fund may pay Morgan Stanley Distribution Inc. (the “Distributor”) as compensation for the provision of services to shareholders a service fee up to the rate of 0.15% on an annualized basis of the average daily net assets of the Fund.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund’s average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the six months ended June 30, 2012, the distribution fee was accrued at the annual rate of 0.10%.

The Distributor, Adviser and Administrator have agreed to waive and/or reimburse all or a portion of the Fund’s shareholder servicing fee, advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Fund on a daily basis. For the six months ended June 30, 2012, the Distributor waived $1,025,169, the Adviser waived $2,788,189 and the Administrator waived $36,000. These fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Fund’s Board of Trustees acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems such action is appropriate.

Morgan Stanley Tax-Free Daily Income Trust

Notes to Financial Statements ■ June 30, 2012 (unaudited)  continued

5. Transactions with Affiliates

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2012, advisory fees paid were reduced by $1,080 relating to the Fund’s investment in the Liquidity Funds.

A summary of the Fund’s transactions in shares of the Liquidity Funds during the six months ended June 30, 2012 is as follows:

VALUE DECEMBER 31, 2011	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE JUNE 30, 2012
—	$50,100,000	$50,100,000	$202	—

Morgan Stanley Services Company Inc., an affiliate of the Adviser and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended June 30, 2012, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $2,126. At June 30, 2012, the Fund had an accrued pension liability of $59,251, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Tax-Free Daily Income Trust

Notes to Financial Statements ■ June 30, 2012 (unaudited)  continued

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	FOR THE SIX MONTHS ENDED JUNE 30, 2012	FOR THE YEAR ENDED DECEMBER 31, 2011
	(unaudited)
Shares sold	2,967,628,281	6,806,924,869
Shares issued in reinvestment of dividends and distributions	101,636	148,794

	2,967,729,917	6,807,073,663
Shares redeemed	(3,107,832,648)	(4,945,935,651)

Net increase (decrease) in shares outstanding	(140,102,731)	1,861,138,012

7. Federal Income Tax Status

It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other Expenses” in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

2011 DISTRIBUTIONS PAID FROM:			2010 DISTRIBUTIONS PAID FROM:
TAX-EXEMPT INCOME	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	TAX-EXEMPT INCOME	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
$148,983	$499	$1,484	$24,479	—	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Morgan Stanley Tax-Free Daily Income Trust

Notes to Financial Statements ■ June 30, 2012 (unaudited)  continued

Permanent differences are generally due to distribution reclass. These resulted in the following reclassifications among the Fund’s components of net assets at December 31, 2011:

DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN	PAID-IN-CAPITAL
$1,553	$(1,553)	—

At December 31, 2011, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED TAX-EXEMPT INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$30,005	$7,834	$11,285

At June 30, 2012, the aggregate cost for federal income tax purposes is the same as the cost for book purposes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies (“RICs”) and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

8. Expense Offset

The Fund has entered into an arrangement with State Street (the “Custodian”), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. If applicable, these custodian credits are shown as “expense offset” in the Statement of Operations.

9. Accounting Pronouncement

In December 2011, FASB issued Accounting Standards Update (“ASU”) 2011-11, Balance Sheet: Disclosures about Offsetting Assets and Liabilities. The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting agreements or similar. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund’s net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund’s management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

Morgan Stanley Tax-Free Daily Income Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX MONTHS ENDED JUNE 30, 2012		FOR THE YEAR ENDED DECEMBER 31,
			2011		2010^		2009^		2008^		2007^
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income	0.000	(1)	0.000	(1)	0.000	(1)	0.000	(1)	0.017		0.031
Less dividends from net investment income	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	(0.000	)(1)	(0.017	)(2)	(0.031)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.00	%(6)(7)	0.01%		0.01%		0.02%		1.67%		3.16%

Ratios to Average Net Assets:
Net expenses(3)	0.15	%(4)(8)	0.14	%(4)	0.30	%(4)	0.48	%(4)(5)	0.61	%(4)(5)	0.61%
Net investment income(3)	0.01	%(4)(8)	0.01	%(4)	0.01	%(4)	0.02	%(4)(5)	1.64	%(4)(5)	3.10%
Rebate from Morgan Stanley affiliate	0.00	%(6)(8)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	—

Supplemental Data:
Net assets, end of period, in thousands	$1,959,060		$2,099,153		$237,973		$289,144		$451,476		$428,174

^	Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(1)	Amount is less than $0.001.
(2)	Includes capital gain distribution of less than $0.001.
(3)	If the Fund had borne all of its expenses that were reimbursed or waived by the Distributor, Adviser, and Administrator, the annualized expense and net investment income (loss) ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME (LOSS) RATIO
June 30, 2012	0.53%	(0.37)%
December 31,2011	0.53	(0.38)
December 31,2010	0.74	(0.43)
December 31,2009	0.77	(0.27)
December 31,2008	0.72	1.53
December 31,2007	0.73	2.98

(4)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(5)	Reflects fees paid in connection with the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds. This fee had an effect of 0.04% and 0.05% for the year ended 2009 and 2008, respectively.
(6)	Amount is less than 0.005%.
(7)	Not annualized.
(8)	Annualized.

See Notes to Financial Statements

Morgan Stanley Tax-Free Daily Income Trust

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds (“us”, “our”, “we”).

We are required by federal law to provide you with notice of our U.S. privacy policy (“Policy”). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates’ use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as “personal information.” We also use the term “affiliated company” in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions

Morgan Stanley Tax-Free Daily Income Trust

U.S. Privacy Policy (unaudited)  continued

with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•

We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies.    We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.    We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies

Morgan Stanley Tax-Free Daily Income Trust

U.S. Privacy Policy (unaudited)  continued

governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How	Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies’ use of personal information for marketing purposes, as described in this notice, you may do so by:

•	Calling us at (800) 548-7786

Monday-Friday between 8a.m. and 5p.m. (EST)

•	Writing to us at the following address:

Morgan Stanley Services Company Inc.

c/o Privacy Coordinator

201 Plaza Two, 3rd Floor

Jersey City, New Jersey 07311

Morgan Stanley Tax-Free Daily Income Trust

U.S. Privacy Policy (unaudited)  continued

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice To Residents Of Vermont

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Morgan Stanley Tax-Free Daily Income Trust

U.S. Privacy Policy (unaudited)  continued

Special Notice To Residents Of California

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a)	Refer to Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics – Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Tax Free Daily Income Trust

/s/ Kevin Klingert
Kevin Klingert
Principal Executive Officer
August 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kevin Klingert
Kevin Klingert
Principal Executive Officer
August 15, 2012

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 15, 2012

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